SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 16, 2006
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 9.01      Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1     Earnings Press Release and Furnished Financial Tables

Exhibit 99.2     Filed GAAP Quarterly Financial Statements

Item 2.02	Results of Operations and Financial Condition

On May 16, 2006, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended April 30, 2006 entitled “HP Reports Second Quarter 2006 Results.” The text of this press release, with the non-GAAP consolidated condensed statements of earnings, the consolidated condensed statements of cash flows and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with its press release announcing its earnings for its fiscal quarter ended April 30, 2006, HP also provided its GAAP consolidated condensed statements of earnings, consolidated condensed balance sheets and segment information for the fiscal quarter ended April 30, 2006 filed herewith as Exhibit 99.2. Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act, and therefore may be incorporated by reference into filings under the Securities Act.

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides certain non-GAAP financial measures. Each of these non-GAAP measures is among the primary indicators management uses as a basis for planning and forecasting future periods. We believe that these non-GAAP measures provide both management and investors with a more complete understanding of the underlying operating results and trends and an enhanced overall understanding of HP’s financial performance, liquidity and prospects for the future. This non-GAAP information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Additional information about HP’s use of non-GAAP financial information is included in Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter ended April 30, 2006, entitled “HP Reports Second Quarter 2006 Results,” with the non-GAAP consolidated condensed statements of earnings, the consolidated condensed statements of cash flows and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, consolidated condensed balance sheets and segment information for the fiscal quarter ended April 30, 2006 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: May 16, 2006	By:	/s/ Charles N. Charnas

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter ended April 30, 2006, entitled “HP Reports Second Quarter 2006 Results,” with the non-GAAP consolidated condensed statements of earnings, the consolidated condensed statements of cash flows and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, consolidated condensed balance sheets and segment information for the fiscal quarter ended April 30, 2006 (filed herewith).